Note 9 - Goodwill and Other Intangible, Net - Estimated Amortization Expense (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
2021	$ 49
2022	49
2023	49
2024	49
2025	49
Thereafter	26
Total	$ 271	$ 319